UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2019

DIGIMARC CORPORATION

(Exact name of registrant as specified in its charter)

Oregon	001-34108	26-2828185
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

9405 SW Gemini Drive, Beaverton Oregon 97008

(Address of principal executive offices) (Zip Code)

(503) 469-4800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $0.001 Par Value Per Share	DMRC	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Equity Distribution Agreement

On May 16, 2019, Digimarc Corporation (the “Company”) entered into an Equity Distribution Agreement (the “Agreement”) with Wells Fargo Securities, LLC (the “Sales Agent”). Pursuant to the terms of the Agreement, the Company may sell from time to time through the Sales Agent the Company’s common stock having an aggregate offering price of up to $30,000,000 (the “Shares”). The Shares will be issued pursuant to the Company’s shelf registration statement on Form S-3 (Registration No. 333-218300). The Company filed a prospectus supplement dated May 16, 2019, with the Securities and Exchange Commission in connection with the offer and sale of the Shares.

Sales of the Shares, if any, will be made by means of ordinary brokers’ transactions on the NASDAQ Stock Market at market prices, in block transactions or as otherwise agreed by the Company and the Sales Agent. The Sales Agent will receive from the Company a commission of 2.5% of the gross sales price per Share for Shares having an aggregate offering price of up to $10,000,000, and a commission of 2.25% of the gross sales price per Share thereafter, sold through the Sales Agent under the Agreement.

Under the terms of the Agreement, the Company may also sell Shares from time to time to the Sales Agent as principal for its own account at a price to be agreed upon at the time of sale. Any sale of Shares to the Sales Agent as principal would be pursuant to the terms of a separate agreement between the Company and Sales Agent.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The summary of the Agreement in this report does not purport to be complete and is qualified by reference to such agreement, which is filed as Exhibit 1.1 hereto. The legal opinion relating to the Shares is filed as Exhibit 5.1 hereto.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description of the Exhibit

1.1	Equity Distribution Agreement, dated May 16, 2019 by and between the Company and Wells Fargo Securities, LLC.

5.1	Opinion of Perkins Coie LLP, counsel to Digimarc Corporation.

23.1	Consent of Perkins Coie LLP (included in Exhibit 5.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 17, 2019	By:	/s/ Charles Beck
Charles Beck
Chief Financial Officer and Treasurer